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                                                                    Exhibit 32.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of CSX Corporation on Form 10-Q for the period ending March 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oscar Munoz, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date: April 27, 2004

                                       /s/ OSCAR MUNOZ
                                       -----------------------------------------
                                       Oscar Munoz
                                       Executive Vice President and
                                       Chief Financial Officer